February 2017 Investor Presentation

SAFE HARBOR STATEMENT This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA. This financial measure is not a recognized measure under GAAP, and when analyzing our performance, investors should use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

TRANSFORMING THE AVIATION INDUSTRY 1) As of 12/31/2016 2) Based on management estimates, public filings and trade publications of broadband IFC installations as of 12/31/2016 Gogo is the global leader in providing broadband connectivity solutions and wireless entertainment to the aviation industry >7,000 53% 91% North America market share in Business aviation2 Broadband aircraft online1 Global market share in Commercial aviation2

WHILE DELIVERING ENORMOUS VALUE Passenger Experience Passenger Connectivity & Entertainment Aircraft Operational Efficiencies Rebooking Travel Baggage Tracker Digitized Attendants Turbulence Avoidance Lower Fuel Costs Maintenance Savings Turbulence Avoidance Internet Streaming Movies IPTV

MOST PLANES AND LARGE OPPORTUNITY Gogo CA - Satellite Gogo BA - ATG Gogo CA – ATG Note: Data based on management estimates, trade publications and other public sources as of 12/31/2016 and include both commercial and business broadband connected aircraft where specified Number of Aircraft Online Commercial Aviation ~10,000 Uncommitted aircraft today ~9,000 Additional passenger aircraft by 2025 ~26,000 Aircraft without broadband today ~6,000 Additional business aircraft by 2025 Business Aviation Market Opportunity

#1 More Bandwidth GOGOAIR.COM | PROFITABILITY PATH FOR ALL SEGMENTS 19% margin 42% margin Note: Aircraft online and aircraft backlog, which refers to aircraft awarded, but not yet installed, are as of 12/31/2016 Note: Note market share is based on installed aircraft from public sources, trade publications, management estimates and other public sources as of 12/31/2016 CA-NA CA-ROW BA 2,676 Aircraft Online 67% Market Share 267 Aircraft Online 13% Market Share ~560 Aircraft Backlog 4,172 ATG Aircraft Online 91% Market Share More Aircraft More Aircraft Profitability Drivers 2016 Revenue ($M) 2016 Segment Profit ($) 2016 Revenue ($M) 2016 Segment Loss ($M) 2016 Revenue ($M) 2016 Segment Profit ($M)

STRONG REVENUE AND PROFITABILITY GROWTH Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix $49 30% CAGR $89 CA-ROW Segment Loss Adjusted EBITDA $113 $24 $155 Revenue ($M) Adjusted EBITDA ($M) (1)

Airline support on four continents 1,000+ annual installations Large and growing STC portfolio Remote deployment of software updates Competitive Strengths GOGOAIR.COM | INNOVATIVE NETWORK TECHNOLOGY CUSTOMIZABLE PLATFORMS GLOBAL AIRCRAFT OPERATIONS Based on net installations of CA and BA aircraft for the year ended December 31, 2016. (1) Leading ATG & 2Ku platforms Superior reliability and redundancy Open architecture to adapt to future innovations In-flight connectivity Wireless video entertainment Connected aircraft platforms

2Ku MOMENTUM CONTINUES * 2Ku awards include both signed contracts and letters of intent 2015 2016 2014 50 500 1,500+

GOGOAIR.COM | 1 Next Gen ATG expected to be available in 2018 and expected to deliver 100 Mbps 2 Global commercial aircraft estimate from Boeing Market Outlook 2016-2035, excluding regional jets 3 Includes North American business jets and turboprops estimate from JetNet iQ Report Q4 2015 and commercial regional jets from Boeing Market Outlook 2016-2035 and management estimates 2Ku Global Coverage Network Redundancy High Speed & Capacity Live TV Global – Satellite LEADING TECHNOLOGY PLATFORMS FOR ALL AIRCRAFT ~18,000 (2) Addressable Aircraft Next Gen ATG ATG, ATG-4 North American Coverage Overnight Installs High Speed & Low Latency Light Weight North America – Air-To-Ground ~22,000 (1) (3)

2Ku BRINGS 100+ Mbps GLOBALLY IN 2017 GOGOAIR.COM | 2015 Mid 2017 Today Late 2017 2Ku 2Ku 2Ku 2Ku 1 1 Expected results based on management estimates 25 Mbps 50 Mbps 70+ Mbps 100+ Mbps 1 “100 Mbps demonstrated on Gogo’s Jimmy Ray in February 2017”

1 Expected results and availability based on management estimates 1 3 Mbps 10 Mbps 100+ Mbps Uniquely integrates licensed and unlicensed spectrum Leverages existing ground and airborne infrastructure Overnight installation Targeted for smaller aircraft NEXT GEN ATG BRINGS 100+ Mbps TO NORTH AMERICA IN 2018 2008 2018 2012 ATG ATG-4 Next Gen ATG Tower Upgrades Existing + unlicensed spectrum Hardware Hardware

9/30/16 12/31/16 2017E 2Ku Aircraft Installed 2Ku Installation Lines Days To Install 2Ku Annual 2Ku Install Capacity Global Addressable Fleets Covered by 2Ku STCs Global Maint. Locations 14 12 8 50 35% 33 500+ 40+ < 3 750+ 80% 45 94 24 3 360 35% 33 First 2Ku OEM Installation - - LEADING GLOBAL OPERATIONAL CAPABILITIES

* Source: JetNet iQ Report Q4 2015 and Gogo estimates as of June 2016 Large Jets ~3,000 Aircraft * * * * PURCHASE MOTIVATION + Bandwidth Applications + GLOBAL: JX/SBB SBB SBB SBB REGIONAL: ATG/4G/ Next Gen ATG ATG/4G/ Next Gen ATG ATG/4G ATG/4G/ Next Gen ATG Medium Jets ~4,000 Aircraft Light Jets ~5,000 Aircraft Turboprops ~8,500 Aircraft PORTFOLIO OF BUSINESS AVIATION SOLUTIONS

Growing Shareholder Value MORE AIRCRAFT Significant backlog Growing market Leading market share DECLINING INVESTMENT PER AIRCRAFT ARPA GROWTH MARGIN IMPROVEMENT Decreasing installation time Lower airborne equipment costs Higher airborne equipment proceeds Leverage STC portfolio Increase network capacity Expand payers and services Increase passenger adoption Enable connected aircraft services Drive bandwidth costs down Leverage investments in global network & operations PATH TO PROFITABILITY

Scale CA-ROW segment to profitability Further reduce 2Ku installation costs Double ARPA by 2021 Achieve free cash flow in 2019 Scale Globally Expand Technology Leadership Achieve Profitability 1 2 3 STRATEGIC PRIORITIES (1) (1) Free cash flow is defined as cash flow from operating activities less consolidated capital expenditures. Extend global 2Ku roadmap Deploy next gen ATG solution Invest in our industry leading IFC & IFE platforms Install 1,500 2Ku aircraft awards Achieve 2Ku OEM offerability starting in 2017 Increase penetration of ATG systems in BA market

Appendix

Segment Profit ($M) Revenue ($M) 34% CAGR Note: Minor differences may exist due to rounding. For 2011 and 2013 ARPA is based on aircraft online and for 2015 and 2016 ARPA is based on aircraft online equivalent. Aircraft Online Annualized ARPA ($k) CA-NA: STRONG REVENUE AND SEGMENT PROFIT GROWTH (1) Profit Margin Segment Profit

Segment Profit ($M) Revenue ($M) Note: Minor differences may exist due to rounding. Aircraft Online Annualized ARPA ($k) CA-ROW: STRONG REVENUE AND SEGMENT PROFIT GROWTH

Segment Profit ($M) Revenue ($M) 22% Total CAGR Satellite ATG BA: HIGH MARGIN SERVICE REVENUE DRIVES PROFITABILITY Units Online Monthly Average Revenue Per Unit (ARPU) 45% Service CAGR 27% CAGR Note: Minor differences may exist due to rounding

KU ECOSYSTEM PROVIDES LARGE AND GROWING GLOBAL CAPACITY (1) Based on estimates by satellite capacity providers Planned Ku Supply Potential Ku Supply Planned Ku Supply Potential Ku Supply 150 250 370 730 1,000 1,050 North American Ku Bandwidth Supply (Gbps) Global Ku Bandwidth Supply (Gbps) (1) (1)

(1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 12/31/2016. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can currently be used for a given Ka antenna. (2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 12/31/2016 Ka (2 to 5)(1) 2Ku Gimbaled Record market acceptance, 1,500 awarded aircraft, brings reliable connectivity to aircraft around the world Ku (~180 in orbit today)(2) SATELLITE ANTENNA 2Ku: PROPRIETARY SOLUTION THAT STANDS APART FROM THE COMPETITION Open Architecture Reliability Speed Capacity Cost Coverage Aero Performance 2Ku Differentiators

GOGO INSTALLED & AWARDED AIRCRAFT AS OF 12/31/2016 Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 898 - 898 ATG-4 Aircraft Online 1,719 - 1,719 Ku Aircraft Online - 259 259 2Ku Aircraft Online 59 8 67 Total Aircraft Online 2,676 267 2,943 (1) All figures are as of 12/31/2016. Awarded but not yet installed figures are approximate and differences may exist due to rounding. Note: Pursuant to the Letter Agreement dated May 27, 2016, approximately 550 Gogo-installed mainline aircraft that are currently under contract with Gogo pursuant to the Existing Agreements are subject to deinstallation at any time at American’s option. While we cannot predict with any certainty when and with respect to which aircraft American will exercise such option, we currently expect that the option will be exercised by American with respect to a significant portion, or potentially all, of such approximately 550 aircraft from time to time over the next several years. 2Ku Aircraft Installed & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku Aircraft Installed 81 13 94 2Ku Awarded but not yet installed, aircraft conversions 790 - 790 2Ku Awarded but not yet installed, new aircraft 60 560 620 Total 2Ku Aircraft Installed and Awarded But Not Yet Installed 931 573 1,500+

ADJUSTED EBITDA RECONCILIATION ($MM) 2011 2012 2013 2014 2015 2016 Net Income (18) (96) (146) (85) (108) (125) Interest Income (0) (0) (0) (0) (0) (2) Interest Expense 1 9 29 33 59 84 Income Tax Provision 1 1 1 1 1 1 Depreciation & Amortization 33 37 56 64 87 106 EBITDA 16 (49) (60) 14 39 64 Fair Value Derivative Adjustments (59) (10) 36 – – – Class A and Class B Senior Convertible Preferred Stock Return 31 52 29 – – – Accretion of Preferred Stock 10 10 5 – – – Stock-based Compensation Expense 2 4 6 10 15 18 Amortization of Deferred Airborne Lease Incentives (1) (4) (8) (13) (20) (30) Loss on Extinguishment of Debt – – – – – 15 Adjustment of deferred financing costs – 5 – – 2 (1) Adjusted EBITDA (1) 9 8 11 37 67 Note: Minor differences exist due to rounding